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IMPORTANT:     PLEASE READ CAREFULLY BEFORE SIGNING; SIGNIFICANT REPRESENTATIONS
               ARE CALLED FOR HEREIN.

                            CONSUMER NET MARKETPLACE, INC.

                                SUBSCRIPTION AGREEMENT

Consumer Net Marketplace, Inc.
1900 Los Angeles Street, Second Floor
Simi Valley, California  93065

Attention:  Fredrick Rice, President

     1. SUBSCRIPTION. The undersigned desires to purchase the number of shares of Series 1 Class A Common Stock, no par value (the "Common Stock"), of Consumer Net Marketplace, Inc., a California corporation (the "Corporation"), as provided in SECTION 2 hereof.

          The undersigned agrees to be bound by all of the terms and provisions of the offering of the Common Stock as described herein, and acknowledges that the Corporation will be relying on the information and representations with respect to it set forth herein in determining whether an investment in the Common Stock is suitable for it and whether the undersigned otherwise qualifies to purchase the Common Stock. The undersigned represents and warrants that such information is true and correct as of the date of this Subscription Agreement.

     2. AMOUNT AND PRICE; ADVERTISING PROGRAM. The maximum number of shares of Common Stock which may be subscribed for by the undersigned pursuant to this Subscription Agreement is 1,000,000 shares at a purchase price of $2.00 per share. The purchase price of the Common Stock subscribed for hereunder shall be payable from time to time by the undersigned in the form of outdoor advertising space as follows:

          The undersigned will supply remnant space on certain of the undersigned's outdoor advertising display faces on a space available preemptable basis to the extent ordered by the Corporation in writing. Such remnant space shall be valued for purposes of this Subscription Agreement at fifty percent (50%) of the negotiated rate for outdoor advertising space in the market where the remnant space is available (excluding any production costs). The undersigned will be deemed to have purchased and paid for shares of Common Stock immediately upon the undersigned's provision of any remnant outdoor advertising space to the Corporation. From time to time, the undersigned may submit written requests for stock certificates representing shares of Common Stock that have been purchased under this Subscription Agreement. The Corporation shall promptly prepare and deliver stock certificates representing shares of Common Stock that have been

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     purchased under this Subscription Agreement upon receipt of written request from the undersigned.

          In the event the Corporation fails to make complete and timely payment of any and all amounts due to the undersigned for outdoor advertising space purchased from the undersigned for cash, the undersigned's subscription for the shares of Common Stock hereunder may be revoked solely at the option of the undersigned, in which case this Subscription Agreement shall be null and void and of no further effect; provided, however, that such revocation shall not apply to any shares which have already been purchased pursuant to this Subscription Agreement through the undersigned's provision of remnant outdoor advertising space as provided for above.

     3. RISK FACTORS. THE UNDERSIGNED ACKNOWLEDGES THAT AN INVESTMENT IN THE CORPORATION INVOLVES A HIGH DEGREE OF RISK WHICH MAY RESULT IN THE LOSS OF THE ENTIRE AMOUNT OF MY INVESTMENT. There can be no assurance that the Corporation will be profitable. The undersigned understands that the Corporation is still in the development stage, does not have a significant operating history and has incurred losses to date. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of determining and evaluating the merits and risks of an investment in the Corporation.

     4. REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to the Corporation that:

          (a) The undersigned is an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act") insofar as the undersigned is a corporation, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

          (b) The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Corporation.

          (c) The undersigned has the ability to bear the economic risks of Investor's prospective investment, and is able, without materially impairing its financial condition, to hold the Common Stock for an indefinite period of time and to suffer complete loss on its investment

          (d) The undersigned is not acting on the basis of any promotional sales materials, or representations and warranties by any person or contained in any document, except for this Agreement and the business plan and financial information provided to it and any other documents or information furnished by the Corporation upon request by it or its advisors, including, but not limited to a preliminary draft of the Company's registration statement on Form S-1 that the Company has indicated it

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

     proposes to file in substantially the same form with the United States Securities and Exchange Commission.

          (e) The securities for which the undersigned is subscribing will be acquired for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution of securities within the meaning of the Securities Act, and the undersigned does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause it to sell or transfer such securities.

          (f) The address and federal employer identification number set forth herein are true and correct. The undersigned represents and warrants that its principal place of business is within the state set forth on the signature page hereof. The Common Stock subscribed for has been offered and will be purchased in such state.

          (g) The undersigned understands that no Commissioner of Securities of any state or other jurisdiction has made any finding or determination relating to the fairness of an investment in the Common Stock, that no Commissioner of Securities of any state or other jurisdiction has endorsed the Common Stock, and that the undersigned must bear the economic risk of an investment in the Common Stock for an indefinite period of time because the Common Stock has not been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

          (h) The execution and delivery of this Subscription Agreement and the purchase of the Common Stock hereunder is within the undersigned's power and authority, and has been duly authorized by all necessary action.

          (i) The information provided to the Corporation herein is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Corporation immediately if any of the statements made herein shall become untrue.

     5. RESTRICTIONS ON TRANSFER. The undersigned understands that it must bear the economic risk of the purchase of the Common Stock for an indefinite period of time, because (a) the Common Stock has not been registered under the Securities Act and applicable state securities laws; (b) the Common Stock may therefore not be sold, transferred, pledged or otherwise disposed of unless the shares are subsequently so registered or, in the opinion of counsel for or satisfactory to the Corporation, registration under the Securities Act or any applicable state securities laws is not required; (c) except as provided in
SECTION 6 below, the Corporation neither has an obligation to register the Common Stock nor has it agreed to do so, nor has it contemplated doing so in the future; and (d) the Corporation is under no obligation to perfect any exemption for resale of the Common Stock.

     6.   REGISTRATION RIGHTS.


          (a) After the Corporation's initial registered public offering, the Corporation shall use its best efforts to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). If, at any time or from time to time, the Corporation shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 or similar transaction, the Corporation will (i) promptly give to the undersigned written notice thereof and (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities of the undersigned as specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Corporation. For the purposes of this Subscription Agreement, the term "Registrable Securities" shall mean all shares of Common Stock purchased under this Subscription Agreement owned by the undersigned and other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that a Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the "Commission") and it has been disposed of pursuant to such effective registration statement or (ii) it is eligible to be sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met.

          (b) If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so indicate in the notice given pursuant to SECTION 6(a). In such event the right of the undersigned to registration pursuant to this SECTION 6 shall be conditioned upon the undersigned agreeing to participate in such underwriting and in the inclusion of the undersigned's Registrable Securities in the underwriting to the extent provided herein. The undersigned shall (together with the Corporation and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation or by other holders exercising any demand registration rights. Notwithstanding any other provision of this SECTION 6, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some of the Registrable Securities or other securities from such registration and underwriting and the securities to be included in the registration and underwriting shall be allocated PRO RATA among the undersigned and the other holders based on the number of Registrable Securities and other securities initially included in such registration and underwriting. If the undersigned disapproves of the terms of any such underwriting, the undersigned may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

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

          (c) The Corporation will indemnify the undersigned, each of its officers and directors and partners, and each person controlling the undersigned within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
SECTION 6, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will reimburse the undersigned, each of its officers and directors and partners, and each person controlling the undersigned, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Corporation by an instrument duly executed by the undersigned or underwriter and stated to be specifically for use therein.


     7. INDEMNIFICATION. The undersigned understands the meaning and legal consequences of its representations and warranties set forth in Paragraph 4 and 5 hereof and elsewhere herein and the undersigned acknowledges that the Corporation has relied upon such representations and warranties, and the undersigned agrees to indemnify and hold harmless the Corporation, and its officers, directors, employees, agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of a breach of any such representations or warranties.

     8. REPRESENTATIONS AND WARRANTIES OF CORPORATION. The Corporation hereby represents and warrants to the undersigned that the following is true and correct on the date hereof and on the date of the issuance of the Common Stock:

          8.1 ORGANIZATION. The Corporation is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Corporation has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Corporation is qualified to do business as foreign corporation in any jurisdiction in which failure to qualify would have a material adverse effect on the Corporation's business.

          8.2 AUTHORITY. The Corporation has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the shares of Common Stock, and to carry out and perform its obligations under the terms of this Agreement.

          8.3 NO VIOLATION. The execution, delivery and performance of and compliance with this Agreement and the issuance of the Common Stock have not resulted and will not result in any violation of, or conflict with, or constitute a default under any terms of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree foregoing, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Corporation.

          8.4 BINDING OBLIGATION. All corporate action on the part of the Corporation, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the authorization, sale, issuance and delivery of the Common Stock and the performance of the Corporation's obligations hereunder has been taken. This Agreement shall constitute the valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. No consent, approval, order or authorization of or designation, declaration or filing with any state or federal governmental authority on the part of the Corporation is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Common Stock, or the consummation of any other transaction contemplated hereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under applicable Blue Sky laws, or the offer and sale of the Common Stock, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon the issuance of the Common Stock.

          8.5 CAPITALIZATION. After the filing of the Company's proposed Amended and Restated Articles of Incorporation, the authorized capital stock of the Corporation shall consist of 50,000,000 shares of Common Stock and 1,000,000 shares of Series 1 Class B Common Stock, of which 6,462,500 shares of Common Stock and 75,000 shares of Series 1 Class B Common Stock will be issued and outstanding prior to the issuance of the shares contemplated hereby. All such issued and outstanding shares will be, and all currently issued and outstanding shares are, duly authorized, validly issued, fully paid and nonassessable. The Corporation has reserved for issuance up to 2,500,000 shares of Common Stock issuable upon exercise of options granted or available for grant under the Corporation's stock option plans. Except as set in this Section 8.5, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Corporation, nor any agreements or understandings with respect thereto. The Corporation is not a party or subject to any agreement or understanding, and, to the Corporation's knowledge, there is no agreement or understanding between any persons or entities, which affects or relates to the voting or giving of consents with respect to any security or by a director of the Corporation.

          8.6 ISSUANCE OF COMMON STOCK. The Common Stock, when issued, sold and delivered in compliance with the provision of this Agreement, will be duly and validly issued and will be fully paid and nonassessable and free and clear of all liens, pledges, charges, security interests, encumbrances, title retention agreements, preemptive rights, options or restrictions of any kind; PROVIDED, HOWEVER, that the Common Stock will be subject to restrictions on transfer under state or federal securities laws. There are no outstanding rights of first refusal or preemptive rights applicable to the Common Stock.

          8.7 PRIOR EXCEPTIONS FROM REGISTRATION. All offers and sales of the Corporation's capital stock to the date hereof (i) were exempt from the registration requirements of Section 5 of the Securities Act and (ii) were in all material respects made in compliance with all applicable state securities laws.

          8.8 FINANCIAL STATEMENTS. The Corporation has delivered to the undersigned the Corporation's balance sheet and related statements of income and loss for the year-ended December 31, 1997 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, are in accordance with the books and records of the Corporation, and fairly present the financial condition and operating results of the Corporation for the periods indicated. Except as set forth in the Financial Statements, the Corporation does not have any liabilities, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of business since January 1, 1998.

          8.9 INSURANCE. The Corporation has in full force and effect fire, casualty and liability insurance policies with recognized insurers with such coverages as are sufficient in amount to allow replacement of the tangible properties of the Corporation that might be damaged or destroyed, subject to usual and customary deductibles.

          8.10 EXEMPT TRANSACTION. Based in part upon the accuracy of the undersigned's representations herein, the offer, sale and issuance of the Common Stock to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

          8.11 FULL DISCLOSURE. No statement by the Corporation contained in this Agreement or in any certificate furnished or to be furnished to the undersigned and none of the other information or documents furnished to the undersigned by the Corporation or its agents in connection with the sale of the Common Stock, when taken as a whole, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statement contained herein or therein not misleading in light of the circumstances under which they were made.

          8.12 BROKER FEES. The Corporation has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or

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any similar charges in connection with this Agreement or any transaction contemplated hereby.

          8.13 INDEMNIFICATION. The Corporation understands the meaning and legal consequences of its representations and warranties set forth in this
Section 8 and elsewhere herein and it acknowledges that the undersigned has relied upon such representations and warranties, and it agrees to indemnify and hold harmless the undersigned, and its officers, directors, employees agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of a breach of any such representations or warranties.

          8.14 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Corporation, the Corporation agrees to:

               (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public;

               (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Exchange Act at any time after it has become subject to such reporting requirements;

               (c) So long as the undersigned owns any Common Stock, to furnish to the undersigned forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as the undersigned may reasonably request in availing itself of any rule or regulation of the Commission allowing the undersigned to sell such Common Stock without registration.

          8.15 BROADCAST PROPERTIES. The Corporation does not own or have an official position or ownership interest in any broadcast station or other mass media entity regulated by the FCC pursuant to the Communications Act of 1934, as amended, including but not limited to a cable television system or newspaper property.

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     9.   ACCEPTANCE; REVOCATION.  The Corporation hereby acknowledges and agrees that it is not entitled to reject this subscription or otherwise withdraw from, terminate or revoke this Subscription Agreement following the time at which the undersigned begins placing the Corporation's advertising on the remant space.

     10. GENERAL. This Agreement is governed by the laws of the State of Arizona. This Agreement sets forth the entire understanding of the parties hereto concerning the subject matter herein. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, personal representatives and assigns. In the event any provision of this Subscription Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.

     11. TERMINATION. This Subscription Agreement shall lapse and be of no further force or effect with respect to shares of Common Stock not purchased and paid for by the undersigned pursuant to the terms of SECTION 2 of this Agreement prior to December 31, 1999.


THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THE FOLLOWING SIGNATURE PAGE SHOULD BE DULY EXECUTED BY THE PURCHASER AND THE ENTIRE EXECUTED SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO CONSUMER NET MARKETPLACE, INC., ATTN: FREDRICK RICE, AT 1900 LOS ANGELES STREET, SECOND FLOOR, SIMI VALLEY, CALIFORNIA 93065.

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--------------------------------------------------------------------------------

                    SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT FOR
                              CONSUMER MARKETPLACE, INC.

--------------------------------------------------------------------------------

     The undersigned hereby subscribes for up to 1,000,000 shares of Common Stock at a price of $2.00 per share payable from time to time by the undersigned in the form of outdoor advertising space pursuant to the terms set forth in the above subscription agreement.

     The undersigned represents that it has read the above Subscription Agreement and the representations therein made by it are true and correct.

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned as of October __, 1998, at _____________________________________
(location).


                                   ELLER MEDIA COMPANY


                                   By:
                                      --------------------------------
                                      Name:
                                              ------------------------
                                       Title:
                                              ------------------------

                                   Address:




                                   EIN:
                                        ------------------------------

SUBSCRIPTION ACCEPTED AND AGREED TO BY:


CONSUMER NET MARKETPLACE, INC.


By:
     -------------------------------------
     Fredrick Rice, President


Date:
     -------------------------------------

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